                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 23, 2001




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                  1-15343                    73-1462856
        (State or other             (Commission              (I.R.S. Employer
        jurisdiction of             File Number)             Identification No.)
        incorporation)



One Williams Center, Tulsa, Oklahoma                                     74172
(Address of principal executive offices)                              (Zip Code)




        Registrant's telephone number, including area code: 918-573-2000




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events.

         At the close of business on April 23, 2001, The Williams Companies, Inc. completed its spin-off of the Registrant in a tax-free distribution of 398,500,000 shares of the Registrant's Class A Common Stock to its shareholders.

         In connection with the spin-off, the Registrant and The Williams Companies, Inc. entered into certain agreements and amended certain agreements related to their relationship subsequent to the spin-off.

         Also in connection with the spin-off, the following individuals resigned as Directors of the Company effective April 23, 2001: Keith E. Bailey, John C. Bumgarner, Jr., Michael P. Johnson, Steven J. Malcolm, and Cuba Wadlington, Jr. Mr. Howard E. Janzen was elected Chairman of the Board following Mr. Bailey's resignation.

Item 7. Financial Statements and Exhibits.

         The Registrant files the following exhibits as part of this report:

         99.1. AMENDED AND RESTATED SEPARATION AGREEMENT dated the April 23, 2001, by and between The Williams Companies, Inc. and Williams Communications Group, Inc.

         99.2. AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT dated April 23, 2001, between The Williams Companies, Inc., and those certain subsidiaries of Williams collectively as the "Williams Subsidiaries" and Williams Communications Group, Inc., and those certain subsidiaries of Communications listed collectively as the "Communications Subsidiaries."

         99.3. TAX SHARING AGREEMENT entered into as of the 30th day of September, 1999, and amended and restated as of the 23rd day April, 2001, by and between The Williams Companies, Inc. and Williams Communications Group, Inc.

         99.4. AMENDED AND RESTATED INDEMNIFICATION AGREEMENT dated April 23, 2001, by and between The Williams Companies, Inc., and Williams Communications Group, Inc.

         99.5. SHAREHOLDER AGREEMENT dated April 23, 2001, by and between The Williams Companies, Inc. and Williams Communications Group, Inc.

         99.6. AMENDED AND RESTATED EMPLOYEE BENEFITS AGREEMENT dated April 23, 2001, by and between The Williams Companies, Inc. and Williams Communications Group, Inc.

         99.7 DEFERRAL LETTER dated April 23, 2001, by and between The Williams Companies, Inc., and Williams Communications Group, Inc.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WILLIAMS COMMUNICATIONS GROUP, INC.


Date: May 3, 2001                       /s/ P. DAVID NEWSOME, JR.
                                        ----------------------------------------
                                        Name:    P. David Newsome, Jr.
                                        Title:   Corporate Secretary

                                 EXHIBIT INDEX


         EXHIBIT
         NUMBER                     DESCRIPTION
         -------                    -----------
         99.1.  AMENDED AND RESTATED SEPARATION AGREEMENT dated the April 23,
                2001, by and between The Williams Companies, Inc. and Williams
                Communications Group, Inc.

         99.2. AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT dated April 23, 2001, between The Williams Companies, Inc., and those certain subsidiaries of Williams collectively as the "Williams Subsidiaries" and Williams Communications Group,
                Inc., and those certain subsidiaries of Communications listed collectively as the "Communications Subsidiaries."

         99.3. TAX SHARING AGREEMENT entered into as of the 30th day of September, 1999, and amended and restated as of the 23rd day
                April, 2001, by and between The Williams Companies, Inc. and
                Williams Communications Group, Inc.

         99.4.  AMENDED AND RESTATED INDEMNIFICATION AGREEMENT dated April 23,
                2001, by and between The Williams Companies, Inc., and Williams
                Communications Group, Inc.

         99.5.  SHAREHOLDER AGREEMENT dated April 23, 2001, by and between The
                Williams Companies, Inc. and Williams Communications Group, Inc.

         99.6.  AMENDED AND RESTATED EMPLOYEE BENEFITS AGREEMENT dated April
                23, 2001, by and between The Williams Companies, Inc. and
                Williams Communications Group, Inc.

         99.7   DEFERRAL LETTER dated April 23, 2001, by and between The
                Williams Companies, Inc., and Williams Communications Group,
                Inc.